SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           IRVINE SENSORS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration number, or
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

                           IRVINE SENSORS CORPORATION

                         3001 REDHILL AVENUE, BUILDING 4
                          COSTA MESA, CALIFORNIA 92626

                                                                   April 5, 2002

TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:

      The Annual Meeting of Stockholders of Irvine Sensors Corporation will be held at the Wyndham Hotel, 3350 Avenue of the Arts, Costa Mesa, California, on Tuesday, May 7, 2002, at 2:00 p.m., Pacific time.

      The notice of Annual Meeting, proxy statement, proxy card, and copies of our Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and our Quarterly Report on Form 10-Q for the quarter ended December 30, 2001 are enclosed herewith.

      The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY'S STOCK YOU OWN, AND ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. OTHERWISE, YOUR SHARES MAY ONLY BE VOTED BY THE RECORD HOLDER.

                                                Sincerely yours,

                                                /s/ Mel R. Brashears

                                                MEL R. BRASHEARS
                                                Chairman of the Board

                           IRVINE SENSORS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 2002

TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Irvine Sensors Corporation, a Delaware corporation (the "Company"), will be held on Tuesday May 7, 2002, at 2:00 p.m. Pacific Time at the Wyndham Hotel, 3350 Avenue of the Arts, Costa Mesa, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

      1. To elect seven directors, each to serve for a one-year term ending in the year 2003 or until his or her successor is duly elected and qualified;

      2. To ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending September 29, 2002; and

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only stockholders of record at the close of business on March 15, 2002 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

      All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and express your desire to vote by ballot, your proxy will be revoked and only your vote at the Annual Meeting will be counted. If you hold your shares in the name of a broker, bank or other nominee, please provide appropriate voting instructions to that nominee. Absent such instructions, your nominee may determine to vote your shares at its own discretion. If you wish to attend the Annual Meeting and vote shares held for you by a nominee, please be sure to get a proxy from that nominee to allow you to cast your vote in person.

                                   Sincerely,


                                   /s/ John J. Stuart, Jr.

                                   John J. Stuart, Jr.
                                   Secretary

Costa Mesa, California
April 5, 2002

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           IRVINE SENSORS CORPORATION
                               3001 Redhill Avenue
                          Costa Mesa, California 92626

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 2002

General

      The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of Irvine Sensors Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 7, 2002 (the "Annual Meeting"). The Annual Meeting will be held at 2:00 p.m., Pacific Time, at the Wyndham Hotel, 3350 Avenue of the Arts, Costa Mesa, California. These proxy solicitation materials were mailed on or about April 5, 2002, together with the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and Quarterly Report on Form 10-Q for the fiscal quarter ended December 30, 2001, to all stockholders entitled to vote at the Annual Meeting.

Voting

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement.

      The Company has authorized two classes of voting securities: Common Stock (80,000,000 shares authorized) and Preferred Stock (500,000 shares authorized). On each matter that may come before the Annual Meeting, each stockholder is entitled to one vote for each share of Common Stock and that number of shares of Common Stock into which the Series B Preferred Stock and Series C Preferred Stock, as the case may be, are currently convertible. The Series B and C Preferred convert into 2.5 shares of Common Stock for each share of Preferred. On March 15, 2002, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 5,553,976 shares of the Company's common stock, par value $0.01 ("Common Stock"), were issued and outstanding. In addition, 4,346 shares of the Company's Series B preferred stock, par value $0.01, and 2,249 shares of the Company's Series C preferred stock, par value $0.01, were outstanding. Accordingly, as a class, the Preferred Stock is entitled to 16,488 votes on each matter to come before the Annual Meeting; however, in all matters to come before the Annual Meeting, the Common Stock and the Series B and C Preferred Stock will vote together as a single class.

      Under the Company's Certificate of Incorporation, cumulative voting is permitted in the election of directors. Under cumulative voting rules, every stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the By-laws at the time of voting. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any stockholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such stockholder's intention to cumulate his votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

      All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Proxies

      If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2 and 3 described in the accompanying Notice and Proxy Statement.

      You may revoke or change your Proxy at any time before the Annual Meeting by any of the following actions: (i) delivering written revocation notice to the Secretary of the Company at the Company's principal executive offices at 3001 Redhill Avenue, Costa Mesa, California 92626, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or (iii) personally attending the Annual Meeting and revoking your proxy. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you affirmatively indicate at the Annual Meeting your intention to vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Solicitation

      The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2003 Annual Meeting must be received no later than December 6, 2002 in order for them to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2003 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than February 20, 2003. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and utilize certified mail-return receipt requested in order to provide proof of timely receipt. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Company's By-laws and conditions established by the Securities and Exchange Commission.

Electronic Access for Future Proxy Material

      The enclosed proxy also offers stockholders the option to access materials for any future stockholder meeting electronically via the Internet. A stockholder who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future stockholder meetings to stockholders who do not consent to access such materials electronically.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING
                       PROPOSAL ONE: ELECTION OF DIRECTORS

Nominees

      The Company's By-laws provide for a board of not less than six nor more than eleven directors. The By-laws, as currently in effect, provide for a board of seven directors, as of this Annual Meeting. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them FOR the Company's seven nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting or any postponements or adjournments thereof, the Proxies will be voted for any substitute nominee who may be designated by the Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, or unless otherwise instructed, the Proxy holders intend to vote all Proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the Proxy holders. Accordingly, the Company seeks discretionary authority to cumulate votes. It is not expected that any nominee will be unable or will decline to serve as director.

Required Vote

      Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal. The seven nominees receiving the most votes will be elected as the Board of Directors for the coming year. Votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. A broker-non-vote will not be treated as entitled to vote on this matter.

       The Board recommends voting "FOR" the seven nominees listed below.

      The names of the Company's nominees for director, their ages as of March 15, 2002 and biographical information about them, are set forth below:

     Name                                 Age       Position with Company/Principal Occupation
     ----                                 ---       ------------------------------------------
     Mel R. Brashears                      56           Chairman of the Board

     Robert G. Richards                    74           President, Chief Executive Officer
                                                        and Director

     Marc Dumont                           58           Director

     Maurice C. ("Michael") Inman, Jr.     70           Director

     Thomas M. Kelly                       60           Director

     Wolfgang Seidel                       60           Director

     Vincent F. Sollitto, Jr.              53           Director

      Dr. Brashears has been a director of ISC since December 2000 and Chairman of ISC's board since March 2001. From October through December 2000, he was also a Senior Vice President of Irvine Sensors, a position he resigned after becoming a director. He has also been Chairman and Chief Executive Officer of the Company's subsidiary, iNetWorks Corporation, since October 2000. From January 1999 to September 2000, he was self-employed. From January 1996 through December 1998, he was President and Chief Operating Officer of Lockheed Martin's Space & Strategic Missiles Sector. Prior to 1996, Dr.

Brashears held numerous positions in a 27-year career of increasing management responsibility with Lockheed and its successors. Dr. Brashears is a graduate of the University of Missouri with B. S., M. S. and Ph.D. degrees in engineering.

      Mr. Richards has been President and Chief Executive Officer of the Company since June 2000, a director since January 2001, and a director of iNetWorks since October 2000. Since April 1999, Mr. Richards has also served as a member of the Company's Scientific Advisory Board. Mr. Richards retired as President of Aerojet Electronic Systems Division in 1993. He is co-author of the book, Infrared Physics and Engineering, published by McGraw-Hill, and has a M.A. degree from the University of California at Berkeley.

      Mr. Dumont became a director of the Company in April 1994. Mr. Dumont has been an international consultant and investment banker for more than five years. Mr. Dumont is also on the Board of Directors of Novalog. From January 1981 to March 1995, Mr. Dumont was President of PSA International S.A., a PSA Peugeot Citroen Group company. Mr. Dumont is a graduate of the University of Louvain, Belgium with degrees in Electrical Engineering and Applied Economics and holds an MBA from the University of Chicago.

      Mr. Inman has been a director of the Company since January 2001. He is the principal of Inman and Associates, P.C., a law firm specializing in international labor matters. From 1996 through 1998, Mr. Inman was Chairman of Inman, Steinberg, Nye & Stone. P.C., a law firm, and from 1987 to 1996, he was Senior Partner of Inman, Weisz & Steinberg, also a law firm. From 1981 to 1986, Mr. Inman was General Counsel and Chief Legal Officer of the U.S. Immigration and Naturalization Service, in which capacity he represented the U.S. Government in various international matters. Mr. Inman has a B.S. degree in Finance from the University of California at Los Angeles and an L.L.B. (J.D.) from Harvard Law School.

      Dr. Kelly became a director of the Company in October 2000 and was a director of Silicon Film from its organization in August 1998 until October 2001. From 1968 until his retirement in early 1998, Dr. Kelly held positions of increasing responsibility with Eastman Kodak Company. Most recently, he served as Director of Kodak's Digital Products Center, General Manager of all Digital Capture Products, and General Manager of Digital Camera Products. Dr. Kelly holds a Ph.D. in Physics from Wayne State University and a B.S. in Physics from LeMoyne College.

      Mr. Seidel has been a director of the Company since June 1999. He is principal of a management consulting firm specializing in mergers and acquisitions, Seidel and Partner, located in Munich, Germany. He has held this position since 1992. Mr. Seidel holds a master's degree (Dipl. Ing) in Mechanical and Aircraft Engineering from Munich Technical University.

      Mr. Sollitto has been a director of the Company since October 1997. He is the Chief Executive Officer of Photon Dynamics, Inc., a position he has held since June 1996. Photon Dynamics is a provider of yield management solutions to the flat panel display industry. Prior to joining Photon Dynamics, Mr. Sollitto was with Fujitsu Microelectronics, Inc. from September 1993 to February 1996 as General Manager of its Business Unit Operations. Mr. Sollitto is also a director of Photon Dynamics, as well as Ultratech Stepper, Inc., a manufacturer of photolithographic equipment for the semiconductor industry, and Applied Films Corporation, a provider of thin film-coated glass and film coating equipment for the flat panel display industry. A graduate of Tufts College, Mr. Sollitto holds a B.S. degree in Electrical Engineering.

      Directors and officers are elected on an annual basis. The term of each director expires at the Company's next annual meeting of stockholders or at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board of Directors.

      There are no family relationships between any director nominee, executive officer or other key personnel and any other director nominee, executive officer or other key personnel of the Company.

Board Committees and Meetings

      The Board of Directors held twelve meetings and acted by unanimous written consent once during the fiscal year ended September 30, 2001 (the "2001 Fiscal Year"). The Board of Directors has an Audit Committee and a Compensation Committee. Each current director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2001 Fiscal Year.

      The Audit Committee currently consists of three directors, Mr. Inman, Mr. Kelly and Mr. Sollitto. This Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our accountants, the scope of the annual audits, fees to be paid to our accountants, the performance of our accountants, our accounting practices and internal accounting controls. During fiscal 2001, neither the Board of Directors nor the Company's independent certified public accountants raised any issues with respect to matters that required formal review. The Audit Committee held four meetings during the 2001 Fiscal Year. The Board of Directors adopted and approved a written charter for its Audit Committee, a copy of which was included with the Company's definitive proxy statement filed with the Securities and Exchange Commission on February 9, 2001. The Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

      The Compensation Committee currently consists of three directors, Mr. Dumont, Mr. Seidel and Mr. Sollitto. This Committee makes recommendations to the Board of Directors as to the salaries of officers, administers the Company's executive bonus programs and recommends to the Board the award of stock options to key employees, officers and directors. The Compensation Committee held four meetings during the 2001 Fiscal Year.

      The Company had a temporary nominating committee consisting of Dr. Brashears, Mr. Dumont and Mr. Sollitto to review and make recommendations to the Board for management nominees for election to the Board at the 2002 Annual Meeting. The Company does not have a permanent nominating committee or any committee permanently performing the functions of a nominating committee.

Director Compensation

      Directors who are employees of the Company are not separately compensated for their services as directors or as members of committees of the Board of Directors. During fiscal 2001, directors who were not employees of the Company received $2,000 for each board meeting attended, $500 for each Audit or Compensation Committee meeting attended and were reimbursed for reasonable travel and other expenses. In addition, the Compensation Committee periodically makes recommendations to the Board for grants of non-qualified stock options to directors pursuant to the Company's stock option plans. If granted by the Board, such options have an exercise price equal to the then-current market price of the Company's stock as traded on Nasdaq. In October 2000, Mr. Kelly received 4-year options, vesting in three years, to purchase 1,250 shares of the Company's common stock at the exercise price of $43.75 per share, in recognition of his election to the Board. In December 2000, Dr. Brashears received 10-year options, vesting in two years, to purchase 40,000 shares of the Company's common stock at the exercise price of $26.562 per share as an inducement to serve as Chief Executive Officer of the Company's iNetWorks subsidiary. In February 2001, Mr. Inman received 4-year options, vesting immediately, to purchase 1,250 shares of the Company's common stock at the exercise price of $32.50 per share, in recognition of his election to the Board.

Recommendation of the Board of Directors

      The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed above.

               PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

      The Board of Directors has appointed the firm of Grant Thornton LLP, independent public auditors for the Company during the 2001 Fiscal Year, to serve in the same capacity for the year ending September 29, 2002, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Grant Thornton LLP.

      In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

      A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

      The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Grant Thornton LLP to serve as the Company's independent auditors for the fiscal year ending September 29, 2002.

                                  OTHER MATTERS

      The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

      The names of the Company's current executive officers who are not also directors of the Company and biographical information about each of them are set forth below:

      John C. Carson, age 63, is a co-founder of the Company and has served as a Senior Vice President since April 1982 and was a director from the Company's inception in 1974 until March 2001. He became Chief Technical Officer in February 1997 and Chief Operating Officer in October 2001. Mr. Carson also serves as a director of MSI (since October 1997) and iNetWorks (since November
2000). Mr. Carson has been awarded 15 patents for smart sensors, 3D packaging and signal processing architectures, including neural networks. Mr. Carson holds a B S. in Physics from the Massachusetts Institute of Technology.

      John J. Stuart, age 62, joined the Company in January 1983 as its Manager of Special Projects and Communications, became the Company's Chief Financial Officer and Treasurer in July 1985, a Vice President in June 1995, a Senior Vice President in November 1998 and Secretary in March 2001. He relinquished the position of Treasurer in February 1995. Effective October 1998, Mr. Stuart re-assumed the position of Treasurer in addition to his other responsibilities. Mr. Stuart has been an Advisory Member of the Company's Board of Directors since November 1998. Mr. Stuart is also a member of the Board of Directors of Novalog (since October 1995), MSI (since October 1997), RedHawk Vision (since March
2000) and iNetWorks (since October 2000). During these periods has also served, and continues to serve, as Chief Financial Officer of MSI, RedHawk Vision and iNetWorks. He was also Chief Financial Officer of Silicon Film Technologies from its organization in August 1998 until May 1999 and of

Novalog from October 1995 to June 2001. Mr. Stuart holds a B.S. in Industrial Management from the Massachusetts Institute of Technology.

Compensation of Executive Officers

      For fiscal years ended September 30, 2001, October 1, 2000 and October 3, 1999, the compensation awarded or paid to, or earned by the Company's Chief Executive Officer during the fiscal year ended September 30, 2001, and each of the two other executive officers of the Company whose annual salary and bonus exceeded $100,000 in fiscal 2001 (the "Named Executive Officers") is shown in the following table:

                           Summary Compensation Table

                                                                                            Long Term
                                                      Annual Compensation                  Compensation
                                        ------------------------------------------------  ---------------
                                                                           Other Annual           Options       All Other
Name and Principal            Fiscal                                            Compen-             /SARs         Compen-
Positions                       Year        Salary ($)      Bonus ($)     sation ($)(1)            (#)(4)    sation($)(2)
------------------------    ----------     ------------    -----------   ---------------  ---------------   -------------
Robert G. Richards              2001           226,180             --                --             2,250         30,500
President and Chief             2000            53,870             --                --               150             --
Executive Officer(3)

John C. Carson                  2001           151,000             --             3,700                --         20,400
Senior Vice President           2000           151,528          9,680             2,600               750         23,150
Chief Technical Officer         1999           151,528          7,170             4,730             1,500         18,390

John J. Stuart, Jr.             2001           150,700             --             4,900                --         20,350
Senior Vice President           2000           135,100         15,230               600               750         20,689
Chief Financial Officer         1999           135,100         16,770             4,910             1,500         18,330

----------
(1) As permitted by the rules promulgated by the SEC, no amounts are shown for "perquisites," where such amounts for the Named Executive Officers do not exceed the lesser of 10% of the sum of such executive bonus salary or $50,000.
(2) Amounts in this column represent the value of shares contributed to the named individual's account in the Employee Stock Bonus Plan. Amounts for Fiscal Year 2001 are estimates pending completion of forfeiture allocations for the fiscal year to the accounts of Plan beneficiaries. See "Employee Stock Bonus Plan".
(3) Mr. Richards became employed by the Company in June 2000.
(4) Adjusted to give effect to 1-for-20 reverse split effective September 26, 2001.

Employment Agreements

      The Company has no employment agreements with any Named Executive Officer.

Option Grants

      The following table sets forth certain information regarding grants of stock options made during the fiscal year ended September 30, 2001 to the Named Executive Officers.

                     Options Granted During Last Fiscal Year

                                                         Individual Grants
                  ------------------------------------------------------------------------------------------------
                  Potential Realizable                                                            Value at Assumed
                             Number of        % of Total                                     Annual Rates of Stock
                            Securities           Options                                    Price Appreciation for
                            Underlying        Granted to    Exercise or                             Option Term(4)
                               Options      Employees in     Base Price     Expiration       ---------------------
Name                     Granted(1)(2)    Fiscal Year(3)   ($/Share)(1)           Date        5% ($)       10% ($)
----                    ---------------  -------------- ---------------- ------------        -------       -------
Robert G. Richards               1,000            1.07%           63.44     11/01/2004        14,284        30,850
                                 1,250            1.33%           26.56     12/08/2004         7,155        15,409

----------
(1) Adjusted to give effect to 1-for-20 reverse split effective September 26, 2001.
(2) Options granted become exercisable upon the earlier of (i) 33% annually over a three-year period after one year from the date of grant, or (ii) a Change in Control of the Company.
(3) Based on an aggregate of 93,700 options granted under the Company's option plans in the fiscal year ended September 30, 2001.
(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are from the date the respective options were granted to their expiration date, are mandated by rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the price of the Common Stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. The actual gains, if any, on the stock option exercises will depend on the future performance of the Common Stock, the optionholder's continued employment through the option vesting period and the date on which the options are exercised.

Option Exercises During Last Fiscal Year and Fiscal Year-End Values

      The following table contains information relating to the exercise of stock options granted under the 1991, 1995, 1999, 2000 and 2001 Stock Option Plans by the Named Executive Officers in fiscal 2001, as well as the number and value of their unexercised options as of September 30, 2001.

               Aggregated Option Exercises During Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                                        Number of
                                                            Securities Underlying           Value of Unexercised
                                                              Unexercised Options           In-the-Money Options
                             Shares         Value        at Fiscal Year End(#)(3)        at Fiscal Year End($)(4)
                        Acquired on      Realized    ----------------------------     ---------------------------
Name                 Exercise(#)(1)        ($)(2)    Exercisable    Unexercisable     Exercisable   Unexercisable
----                 --------------  ------------    -----------    -------------     -----------   -------------
Robert G. Richards               --            --          1,516              984              --              --

John C. Carson(5)             1,667         2,000          4,200            1,250              --              --

John J. Stuart, Jr.           1,667         8,002          2,950              500              --              --

----------
(1) Adjusted to give effect to 1-for-20 reverse split effective September 26, 2001.
(2) Represents the fair market value of the Company's Common Stock on the date of exercise (based on the closing sales price reported on the Nasdaq SmallCap Market or the actual sales price if the shares were sold by the optionee), less the exercise price, and does not necessarily indicate that the shares were sold by the optionee.
(3)   Includes both in-the-money and out-of-the money options.
(4) Fair market value of the Company's Common Stock on the last trading day of fiscal 2001 ($1.22 per share), less the applicable exercise prices, multiplied by the number of options.
(5) The amounts for John C. Carson include the holdings of his wife, including amounts held as separate property.

Employee Stock Bonus Plan

      All of the Company's employees are eligible to participate in the Employee Stock Bonus Plan, which is a tax-qualified retirement plan. Employees are enrolled in the plan as of the day following the date on which the employee completes at least one hour of work. In order to share in the Company's contribution to the Plan in any fiscal year of the Plan ("Plan Year"), an employee must have worked a minimum of 1,000 hours during the Plan year, and be employed by the Company at the end of the Plan year. To date, the Plan has been funded only with previously unissued shares of the Company's Common and Preferred stock; thus the Company has not contributed any cash to the Plan. The Plan's assets are allocated annually to the participating employees' accounts in the respective ratios that each participating employee's compensation for that year bears to the total compensation of participating employees. An employee's participation in the Plan terminates on his retirement, disability or death, at which time the employee will receive that portion of his or her account that has vested. Generally, an employee's account vests at a rate of 20% per year after completing three years of employment and is 100% vested after seven years of employment. All executive officers named in the Summary Compensation Table participate in the Company's Employee Stock Bonus Plan. In the fiscal years ended September 30, 2001, October 1, 2000 and October 3, 1999 the Company contributed 232,190, 6,755 and 16,500 shares of Common Stock, respectively, to the Plan, as adjusted to give effect to the 1-for-20 reverse split effective September 26, 2001, valued at $1,176,830, $462,100 and $500,200, respectively, as of the date of contribution.

      The allocation distribution of contributions to beneficiaries of the Employee Stock Bonus Plan had not been completed as of the date of this proxy. An estimate of the value of contributions to the accounts of the Named Executive Officers for the fiscal year ended September 30, 2001 has been included in "All Other Compensation" in the Summary Compensation Table.

No Compensation Committee Interlocks and Insider Participation

      During fiscal 2001, all of the members of the Compensation Committee were non-employee directors. None of the Company's executive officers has, during fiscal 2001, served on the Board of Directors or the compensation committee of any other entity, any of whose officers served either on the Board of Directors or the Compensation Committee of the Company.

                             OWNERSHIP OF SECURITIES

      The following table sets forth, as of March 15, 2001, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding classes of voting securities, (ii) each director, (iii) the executive officers named in the Summary Compensation Table and (iv) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                    Amount and Nature of Beneficial Ownership

                                                 Sole Voting        Shared Voting                        Percent
                                 Title of       or Investment       or Investment     Aggregate             of
Name                               Class            Power              Power(1)         Amount           Class(2)
----                            ----------     ---------------     ---------------   ------------       ----------
Mel R. Brashears                   Common          288,750(3)              --           288,750             4.82%

John C. Carson (4)                 Common           53,554(5)         810,735(6)        864,289            14.42%
3001 Redhill Ave.,              Preferred               --              6,595             6,595           100.00%
Costa Mesa, California

Marc Dumont                        Common           10,582(7)              --            10,582                *

Maurice C. Inman, Jr               Common            3,625(8)              --             3,625                *

Thomas M. Kelly                    Common            2,291(9)              --             2,291                *

Robert G. Richards                 Common           89,926(10)             --            89,926             1.50%

Wolfgang Seidel                    Common           29,805(11)             --            29,805                *

Vincent F. Sollitto, Jr            Common            4,325(12)             --             4,325                *

John J. Stuart, Jr                 Common           36,511(13)        810,735(6)        847,246            14.13%
3001 Redhill Ave.,              Preferred               --              6,595             6,595           100.00%
Costa Mesa, California

All directors and
executive officers                 Common          519,369(14)        810,735(6)      1,330,104            22.19%
as a group (9 persons)          Preferred               --              6,595             6,595           100.00%

----------
* Less than 1%.

(1) Reflects shares of Common and Series B and Series C Preferred Stock held by the Company's Stock Bonus Plan; the named individuals share the power to vote and dispose of such shares.
(2) Percentages have been calculated based upon 5,553,976 outstanding shares on March 15, 2002 plus Common Stock deemed outstanding at such date pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3) Includes 285,000 shares issuable upon exercise of currently exercisable common stock options.
(4) The amounts and percentages for John C. Carson include the holdings of his wife, including amounts held as separate property.
(5) Includes 16,700 shares issuable upon exercise of currently exercisable common stock options.
(6) Includes 794,247 shares of Common Stock and 16,488 shares of Common Stock issuable upon conversion of Series B and Series C Preferred Stock, all of which are held by the Company's Stock Bonus Plan, by virtue of the named individual's shared power to vote and dispose of such shares.
(7) Includes 6,440 shares issuable upon exercise of currently exercisable common stock options and warrants.
(8) Includes 3,125 shares issuable upon exercise of currently exercisable common stock options.
(9) Includes 2,291 shares issuable upon exercise of currently exercisable common stock options.
(10) Includes 89,066 shares issuable upon exercise of currently exercisable common stock options.
(11) Includes 17,955 shares issuable upon exercise of currently exercisable common stock options and warrants.
(12) Includes 4,125 shares issuable upon exercise of currently exercisable common stock options.
(13) Includes 15,450 shares issuable upon exercise of currently exercisable common stock options.
(14) Includes 440,152 shares issuable upon exercise of currently exercisable common stock options and warrants, which represents the sum of all such shares issuable upon exercise of currently exercisable options and warrants held by all executive officers and directors as a group.

Board Compensation Committee Report on Executive Compensation

      The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that in large part reward individual contributions as well as including a component that recognizes overall corporate performance. In addition, long-term equity compensation is awarded to align the interests of management and stockholders. The Company provides executive officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company's stock through the grant of stock options and participation in the Employee Stock Bonus Plan, subject to vesting restrictions.

      To further these objectives, the compensation program for executive officers generally consists of four components: (i) base cash salaries, (ii) annual cash bonus plans (iii) stock options, and (iv) employee retirement plan. Total compensation paid by the Company to its executive officers is designed to be competitive with the compensation packages paid to the management of comparable companies in the electronic manufacturing industry. The Committee generally evaluates corporate and individual performance based on factors such as achieving profitability, increasing stockholders' value and continued growth. As a result, a significant component of the evaluation involves a subjective assessment of qualitative factors. Moreover, the Committee does not base its considerations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates the Company and individual performance against that mix.

      Base Salaries

      The Committee approves salary changes for executive officers in accordance with the salary administrative policy. Salary adjustments are generally made following the end of the fiscal year. The salary administrative policy is a long-standing one that is periodically reviewed by the Committee. The policy reflects both performance objectives and accomplishments and competitive salary data of other Companies. Adjustments to base salaries are recommended on the basis of these factors.

      Cash Bonuses

      Cash bonuses are awarded based on the achievement of corporate and individual goals recommended by the Chief Executive Officer and approved by the Compensation Committee and Board of Directors, as well as the financial condition and prospects for the Company. Under the bonus plan applicable to executive officers, award levels range from zero to 50% of base salaries. For the 2001 fiscal year, which ended September 30, 2001, no bonuses were granted to executive officers. The Compensation Committee is reviewing the role of bonus compensation as an element of future executive compensation.

      Stock Options

      Long-term equity incentives are granted to executive officers and other selected employees from time to time on a discretionary basis. Options are typically granted with an exercise price equal to the Common Stock's market value on the date of grant, and generally become incrementally exercisable after one year of continued employment following the grant date and expire up to nine years thereafter. Options are granted based upon recommendations of management as to the grantees, number of options that should be granted and other terms. Options are granted to key employees, including the executive officers, based on current performance, anticipated future contribution based on that performance and ability to impact corporate and/or business results. During fiscal 2001, options to purchase 2,250 shares of common stock were granted to the Chief Executive Officer. No other option grants were made to named executive officers during the period.

      Employee Retirement Plan

      The Company maintains an employee retirement plan that provides for annual contributions to the Company's Stock Bonus Trust on behalf of the employees, including executives. At the discretion of the Compensation Committee, contributions not to exceed 15% of total payroll are made in the Company's Common Stock at market value. Individual employees gain a vested interest over a seven-year period of service.

      Chief Executive Officer Compensation

      The Company's policy is to compensate its officers, including the Chief Executive Officer, with salary commensurate with the base compensation paid by competitive employers, supplemented by compensation in recognition of performance. The initial compensation package of Mr. Robert G. Richards, President and Chief Executive Officer, for fiscal year 2001 consisted of base salary at an annualized rate of $250,000 and a supplemental package allowing for the possibility of bonuses of up to 50% of salary based on financial, operational and strategic objectives for the Company. This package was adjusted during fiscal 2001 to reflect the financial status and performance of the Company, resulting in paid salary for Mr. Richards of $226,180 and no variable compensation. In putting together and subsequently adjusting, this package, the Committee took into consideration executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports from compensation consulting firms, as well as the Company's recent compensation packages of its chief executive officers.

      Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code. The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year that is subject to the deduction limit will exceed $1,000,000. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

      Submitted by the Compensation Committee of the Company's Board of
Directors:

                                                   Vincent F. Sollitto, Jr.
                                                   Marc Dumont
                                                   Wolfgang Seidel

      The foregoing Report of the Compensation Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference in any such document.

Report of the Audit Committee

      In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The members of the Committee have been determined to be independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

      The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee also reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

      The Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

      The Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2001 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

      Based on the above review and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors, and the Board concurred in such recommendation.

      Submitted by the fiscal year 2001 Audit Committee of the Company's Board of Directors:

                                                    Vincent F. Sollitto, Jr.
                                                    Maurice C. Inman, Jr.
                                                    Thomas M. Kelly

      The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference in any such document.

Stock Performance Graph

    [The following was represented by a line graph in the printed material.]

                         1996       1997      1998      1999      2000     2001
IRVINE SENSORS CORP.   100.00      50.00     72.50     60.00    120.00     2.44
SIC CODE INDEX         100.00     120.04     96.78     95.97    216.41   110.79
NASDAQ MARKET INDEX    100.00     135.92    141.25    228.51    312.59   128.07

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, the preceding Stock Performance Graph is not to be incorporated by reference into any such prior filings, nor shall such graph be incorporated by reference into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS

      The Company has entered into an Assignment of Patent and Intellectual Rights (the "Assignment") with F. L. Eide ("Eide"), a Vice-President of the Company. As part of his employment agreement, Eide has assigned to the Company all rights and interests to five (5) U.S. Provisional Patent applications owned by him. In consideration for this Assignment, Eide will receive a 1% royalty on the gross sales revenues of any products incorporating elements of the assigned technology for the lifetime of any patents resulting from the Provisional Patent Applications. This Assignment was executed in February 1998.

      All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a class of the Company's equity securities registered under the Exchange Act, to file with the Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of this information, including written representations that no other reports were required, the Company believes that during the fiscal year ended September 30, 2001, each of the Company's executive officers, directors and holders of ten percent or more of the Company's Common Stock timely filed all reports required to be filed pursuant to Section 16(a) of the Exchange Act.

AUDIT AND OTHER FEES

      Audit Fees: Grant Thornton LLP, the Company's independent accountants, billed the Company an aggregate of $159,690 for professional services rendered for the audit of the Company's financial statements for the fiscal year ended September 30, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the periods ended December 31, 2000, April 1, 2001 and July 1, 2001 and for reviews of Registration Statements on Forms S-8 and S-3 and other regulatory filings.

      Financial Information Systems Design and Implementation Fees: The Company did not engage Grant Thornton LLP to provide advice regarding financial information systems design and implementation during our fiscal year ended September 30, 2001.

      All Other Fees: Except for the fees and services described under "Audit Fees" above, the Company did not pay Grant Thornton LLP any other fees or engage Grant Thornton LLP for any other services during the fiscal year ended September 30, 2001.

ANNUAL AND QUARTERLY REPORTS

      The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on December 31, 2001 and an amendment to the Annual Report on Form 10-K/A on January 25, 2002. A copy of the 10-K of the Company for the 2001 Fiscal Year, including the material filed in the Form 10-K/A, along with a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended December 30, 2001, have been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K and the Quarterly Report on Form 10-K are not incorporated into this Proxy Statement and are not considered proxy solicitation material. The Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, as well as certain other reports, proxy statements and other information regarding the Company, are available on the Securities and Exchange Commission's Web site (http://www.sec.gov).

                         THE BOARD OF DIRECTORS OF IRVINE SENSORS CORPORATION

Dated: April 5, 2002

--------------------------------------------------------------------------------

                                                              Please mark
                                                              your votes as
                                                              indicated in   |X|
                                                              this example

This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR proposals 1 and 2. Additionally, the Company is granted discretionary authority to cumulate votes.

                                                                  WITHHELD
                                                FOR               FOR ALL

1. Election of Directors:                       |_|                 |_|
01 Mel R. Brashears,
02 Marc Dumont,
03 Maurice C. ("Michael") Inman, Jr.,
04 Thomas M. Kelly,
05 Robert G. Richards,
06 Wolfgang Seidel,
07 Vincent F. Sollitto, Jr.

WITHHELD FOR: (write that nominee's name in the space provided below)

--------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN

2. To ratify the appointment of Grant Thornton LLP as    |_|     |_|       |_|
the Company's Independent Accountants.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said Meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

I PLAN TO ATTEND MEETING |_|

I consent to future access of the Annual Reports and Proxy Materials electronically via the internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time. |_|

COMMENTS/ADDRESS CHANGE

Please mark this box if you have written comments/address change on the reverse side |_|

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature _____________________ Signature _____________________ Date ___________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         This Proxy is Solicited on Behalf of the Board of Directors of

                           IRVINE SENSORS CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS-MAY 7, 2002

      The undersigned stockholder of Irvine Sensors Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated April 5, 2002 and Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and Quarterly Report on Form 10-Q for the fiscal quarter ended December 30, 2001, and hereby appoints Robert G. Richards and John C. Carson, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, at the Annual Meeting of Stockholders of Irvine Sensors Corporation (the "Company") to be held on May 7, 2002 at 2:00 p.m., California time, at the Wyndham Hotel, 3350 Avenue of the Arts, Costa Mesa, California, and at any adjournment or adjournments thereof, and to vote all shares of Common and Preferred Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth:

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

                                      (Continued and to be signed on other side)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

--------------------------------------------------------------------------------